Exhibit 99.1

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Ltd	Bank: See summary

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24, 2008	Account Type: N/A

Reporting Period: January 1, 2009 to March 31, 2009

Beginning Cash Balance:		$43,463,540

All receipts received by the debtor:

Repayment of loan note to Seaco Ltd:	$-17,306,000

Net reimbursement of costs incurred on behalf of Seaco Ltd:	$1,239,851

Settlement of GE SeaCo balances in accordance with Stipulation agreement:	$274,800

Interest income:	$16,167

Sale of Debtors assets:	$572,554

SC Group cash repatriation:	$41,621,552

Foreign exchange:	$-466,926

Inter company banking sweep:	$-2,143,843

Total of cash received:		$23,808,155

Total of cash available:		$67,271,695

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals (see appendix 1):	$6,285,191

Disbursements made to professional fee escrow agents, pursuant to unpaid bankruptcy professionals (incl. fees):	$13,213,000

Debtor in possession loan repayment (incl. fees):	$24,828,483

All other disbursements made in the ordinary course:	$4,498,990

Total Disbursements		$48,825,664

Ending Cash Balance		$18,446,031

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Lisa Clement
Lisa Clement	Chief Financial Officer	May 5, 2009

Debtor: Sea Containers Ltd		Case Number: 06-11156 (KJC)

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION QUARTERLY SUMMARY REPORT

Appendix 1

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:

SCL & SCSL unsecured claims cash distribution	2,146,263
GE Capital Corp payment under framework agreement	100,000
Wharfside equalisation related employee claim trust a/c (incl. fees)	2,677,200
Wharfside non debtor subsidiary known 3rd party trust a/c (incl. fees)	1,137,120
Equalisation escrow	224,608

6,285,191

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Services Ltd	Bank: See summary

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24, 2008	Account Type: N/A

Reporting Period: January 1, 2009 to March 31, 2009

Beginning Cash Balance:		$73,216

All receipts received by the debtor:

SCSL cash repatriation to SCL	$-4,496,365

SC Group cash repatriation to SCSL	$4,496,365

Tax refunds	$274,574

Pension Schemes Equalisation payments	$-921,283

Foreign exchange	$-459

Inter company banking sweep	$2,143,843

Total of cash received:		$1,496,675

Total of cash available:		$1,569,891

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:	$0

Disbursements made pursuant to the administrative claims of bankruptcy professionals:	$0

All other disbursements made in the ordinary course:	$1,477,584

Total Disbursements		$1,477,584

Ending Cash Balance		$-92,307

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Lisa Clement
Lisa Clement	Chief Financial Officer
May 5, 2009

Debtor: Sea Containers Services Ltd

Case Number: 06-11156 (KJC)

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name: Sea Containers Caribbean Inc.	Bank: None

Case Number: 06-11156 (KJC)	Account Number: N/A

Date of Confirmation: November 24, 2008	Account Type: N/A

Reporting Period: January 1, 2009 to March 31, 2009

Beginning Cash Balance:		$0

All receipts received by the debtor:

Collection of accounts receivable:	$0

Tax refunds:	$0

SC Group cash repatriation:	$0

Foreign exchange:	$0

Inter company banking sweep:	$0

Total of cash received:		$0

Total of cash available:		$0

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:

Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:	$0

Disbursements made pursuant to the administrative claims of bankruptcy professionals:	$0

All other disbursements made in the ordinary course:	$0

Total Disbursements		$0

Ending Cash Balance		$0

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Lisa Clement
Lisa Clement	Chief Financial Officer
May 5, 2009

Debtor: Sea Containers Caribbean Inc.

Case Number: 06-11156 (KJC)